EXHIBIT 32.1

                                 CERTIFICATION


Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Greatbatch, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 30, 2005 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Dated: March 14, 2006                           /s/ Edward F. Voboril
                                                 -------------------------------
                                                 Edward F. Voboril
                                                 Chairman of the Board and
                                                 Chief Executive Officer



Dated: March 14, 2006                            /s/ Thomas J. Mazza
                                                 -------------------------------
                                                 Thomas J. Mazza
                                                 Senior Vice President and
                                                 Chief Financial Officer


This certification is being furnished solely to accompany this Form 10-K pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be incorporated by reference into any filing of the Company unless such incorporation is expressly referenced within.